SUPPLEMENT TO THE FIDELITY LOW-PRICED STOCK FUND
SEPTEMBER 29, 1998 PROSPECTUS

Effective March 17, 1999, the fund's shares will be available for purchase by new accounts. References to the availability of fund shares only to certain purchasers in the "Who May Want to Invest" section on page 3 and in the "How to Buy Shares" section on page 18 are no longer applicable.

       SHAREHOLDER MEETING.    On or about July 14, 1999, a meeting of
the shareholders of Fidelity Low-Priced Stock Fund will be held to approve various proposals, including modifications to the fund's management contract. Shareholders of record on May 17, 1999 are entitled to vote at the meeting. Included in the modifications are proposals to revise the management fee calculation for the fund to provide for lower fees when FMR's assets under management exceed a certain level, to revise the performance adjustment calculation by rounding the investment performance of both the fund and the comparative index to the nearest 0.01%, rather than the nearest 1.00%, and to allow FMR and the trust, on behalf of the fund, to modify its management contract subject to the requirements of the Investment Company Act of 1940.

   For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a
free copy     of the proxy statement.